KEYPORT ADVISOR OPTIMA AND KEYPORT OPTIMA
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Keyport Variable Account A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JULY 15, 2004
TO
PROSPECTUSES DATED DECEMBER 31, 2003

This supplement is to notify you of the following change for the UBS Global AM Tactical Allocation Portfolio ("Portfolio") of the UBS Series Trust:

The name of the Portfolio has been changed to U.S. Allocation Portfolio.

Client Service Hotline
800-367-3653

Distributed by:
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

KO.SUP	7/04